UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2013

DRYROCK FUNDING LLC

(as Depositor of the Dryrock Issuance Trust)
(Exact Name of Registrant as Specified in its Charter)

on behalf of
Dryrock Issuance Trust

Delaware (State or Other Jurisdiction of Incorporation or Organization)	333-182087-02 (Commission File Number)	45-5441359 (I.R.S. Employer Identification Number

100 S. West Street
Office 120
Wilmington, DE 19801
(302) 255-7073
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of each Registrant’s Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement

On April 15, 2013, the Excess Funding Account, the Collection Account and each Supplemental Issuer Account (collectively, the “Issuer Accounts”) were established and maintained at Barclays Bank PLC, New York Branch. In connection therewith, the following agreements were entered into and executed:

•	The First Amendment to Transfer Agreement, dated as of April 15, 2013 to the Transfer Agreement, dated as of August 1, 2012, by and among, Dryrock Funding LLC (“Dryrock Funding”), Dryrock Issuance Trust (the “Issuer”) and U.S. Bank National Association (the “Indenture Trustee”).

•	The First Amendment to Indenture, dated as of April 15, 2013 to the Indenture, dated as of August 1, 2012, by and between the Issuer and the Indenture Trustee.

•	The Omnibus Amendment to Indenture Supplements, dated as of April 15, 2013, to the Series 2012-1 Indenture Supplement and the Series 2012-2 Indenture Supplement, each dated as of November 16, 2012 and each by and between the Issuer and the Indenture Trustee.

•	The First Amendment to Trust Agreement, dated as of April 15, 2013 to the Amended and Restated Trust Agreement, dated as of August 1, 2012, by and between Dryrock Funding and Wilmington Trust, National Association.

Item 9.01.	Exhibits

The following are filed as an Exhibit to this Report.

Exhibit 4.1	The First Amendment to Transfer Agreement, dated as of April 15, 2013 to the Transfer Agreement, dated as of August 1, 2012, by and among, Dryrock Funding, the Issuer and the Indenture Trustee.

Exhibit 4.2	The First Amendment to Indenture, dated as of April 15, 2013 to the Indenture, dated as of August 1, 2012, by and between the Issuer and the Indenture Trustee.

Exhibit 4.3	The Omnibus Amendment to Indenture Supplements, dated as of April 15, 2013, to the Series 2012-1 Indenture Supplement and the Series 2012-2 Indenture Supplement, each dated as of November 16, 2012 and each by and between the Issuer and the Indenture Trustee.

Exhibit 99.1	The First Amendment to Trust Agreement, dated as of April 15, 2013 to the Amended and Restated Trust Agreement, dated as of August 1, 2012, by and between Dryrock Funding and Wilmington Trust, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRYROCK FUNDING LLC, as depositor of Dryrock Issuance Trust

By: /s/ Deepesh Jain
Name: Deepesh Jain
Title: Vice President and Treasurer

April 15, 2013

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	The First Amendment to Transfer Agreement, dated as of April 15, 2013 to the Transfer Agreement, dated as of August 1, 2012, by and among, Dryrock Funding, the Issuer and the Indenture Trustee.

Exhibit 4.2	The First Amendment to Indenture, dated as of April 15, 2013 to the Indenture, dated as of August 1, 2012, by and between the Issuer and the Indenture Trustee.

Exhibit 4.3	The Omnibus Amendment to Indenture Supplements, dated as of April 15, 2013, to the Series 2012-1 Indenture Supplement and the Series 2012-2 Indenture Supplement, each dated as of November 16, 2012 and each by and between the Issuer and the Indenture Trustee.

Exhibit 99.1	The First Amendment to Trust Agreement, dated as of April 15, 2013 to the Amended and Restated Trust Agreement, dated as of August 1, 2012, by and between Dryrock Funding and Wilmington Trust, National Association.